Note 9 - Income Taxes (Tables)	12 Months Ended
Dec. 31, 2019
Notes Tables
Schedule of Deferred Tax Assets and Liabilities [Table Text Block]
	2019	2018
Deferred tax assets:
Net operating loss carryforward	$15,328,336	$16,681,908
Research and development tax credit carryforward	1,122,536	1,063,877
Stock-based compensation expense	1,877,284	1,808,509
Accrued salaries and directors’ fees	450,503	315,246
Depreciation	8,571	8,414
Total deferred tax assets	18,787,230	19,879,954
Deferred tax liabilities	-	-
Net deferred tax assets	18,787,230	19,879,954
Valuation allowance	(18,787,230)	(19,879,954)
Net deferred tax asset after reduction for valuation allowance	$-0-	$-0-

Schedule of Effective Income Tax Rate Reconciliation [Table Text Block]
	2019	2018
U.S. federal statutory rate applied to pretax loss	$(497,833)	$(537,620)
Permanent differences	278	549
Research and development credits	(47,053)	(53,884)
Change in valuation allowance	544,308	590,955
Reported income tax expense	$-0-	$-0-